Virtus Seix Core Bond Fund,

Virtus Seix High Income Fund,

Virtus Seix High Yield Fund,

Virtus Seix Total Return Bond Fund,

Virtus Silvant Large-Cap Growth Stock Fund and

Virtus Silvant Small-Cap Growth Stock Fund,

each a series of Virtus Asset Trust

Supplement dated October 1, 2019 to the Summary Prospectuses, Statutory Prospectus and Statement of Additional Information (“SAI”), each dated April 30, 2019, as supplemented

Important Notice to Investors

Virtus Seix Core Bond Fund, Virtus Seix High Income Fund,

Virtus Seix High Yield Fund and Virtus Seix Total Return Bond Fund Only

Effective December 5, 2019, Class R Shares of each of the Virtus Seix Core Bond Fund, Virtus Seix High Income Fund, Virtus Seix High Yield Fund and Virtus Seix Total Return Bond Fund will be converted to Class A Shares of each respective fund. Shareholders holding Class R Shares at the time of the conversion will receive Class A Shares having an aggregate net asset value equal to the aggregate net asset value of their Class R Shares immediately prior to the conversion. No sales charges will be imposed in connection with this conversion. Shareholders holding Class R Shares at the time of conversion will be eligible to purchase Class A Shares in their existing account without imposition of any sales charges after the conversion. Please refer to each fund’s prospectuses for any differences between share classes, including sales charge structure, expenses and other options.

No purchases may be made into Class R Shares of the above-named fund after close of business on November 30, 2019.

As of December 5, 2019, all references to Class R Shares in the prospectuses and SAI for Virtus Seix Core Bond Fund, Virtus Seix High Income Fund, Virtus Seix High Yield Fund and Virtus Seix Total Return Bond Fund will be removed and Class R Shares no longer will be available.

Virtus Silvant Large-Cap Growth Stock Fund and

Virtus Silvant Small-Cap Growth Stock Fund Only

Effective December 5, 2019, Class C Shares of each of the Virtus Silvant Large-Cap Growth Stock Fund and Virtus Silvant Small-Cap Growth Stock Fund will be converted to Class A Shares of each respective fund. Shareholders holding Class C Shares at the time of the conversion will receive Class A Shares having an aggregate net asset value equal to the aggregate net asset value of their Class C Shares immediately prior to the conversion. No sales charges will be imposed in connection with this conversion. Shareholders holding Class C Shares at the time of conversion will be eligible to purchase Class A Shares in their existing account without imposition of any sales charges after the conversion. Please refer to each fund’s prospectuses for any differences between share classes, including sales charge structure, expenses and other options.

No purchases may be made into Class C Shares of the above-named fund after close of business on November 30, 2019.

As of December 5, 2019, all references to Class C Shares in the prospectuses and SAI for Virtus Silvant Large-Cap Growth Stock Fund and Virtus Silvant Small-Cap Growth Stock Fund will be removed and Class C Shares of these funds no longer will be available.

Investors should retain this supplement with the

Prospectuses and SAI for future reference.

VAT 8622/ClassR&CShareConversions (10/2019)